Segment Report	12 Months Ended
Dec. 31, 2025
Segment Reporting [Abstract]
Segment Report

Note 12 – Segment Report

Operating segments are defined as components of an enterprise for which separate financial information is available and regularly reviewed by the chief operating decision maker (“CODM”) in allocating resources and assessing performance.

The Company has determined that its CODM is the Chief Executive Officer.

In accordance with ASC 280, Segment Reporting, the CODM evaluates financial performance and allocates resources based on consolidated results of operations. The Company operates as a single reporting unit and does not manage its business by separate product lines, service lines, or geographic divisions for purposes of internal reporting. Accordingly, the Company has determined that it operates in one reportable segment.

Substantially all of the Company’s operations and long-lived assets are located in the United States.

Because the Company operates in one reportable segment, consolidated net revenues, operating loss, net loss, and total assets as presented in the consolidated financial statements represent segment results.

	For the year ended December 31, 2025	Predecessor From January 1 to September 24, 2024	Successor From September 25 to December 31, 2024
Gross profit (loss)	$2,342	$-	$(1,607)
Less:
Professional fees	147,694	243,057	116,652
Payroll expense	2,008,394	334,644	578,100
Selling, general and administrative expenses	931,279	76,872	26,462
Interest (income) expense, net	19,166	67	(10,030)
Depreciation and amortization	300,000	-	150,000
Impairment loss on Intellectual property	2,550,000	-	-
Loss on investment	500,000	-	-
Gain on debt settlement	(175,000)	-	-
Other income	(1,000)	-	-
Segment net loss	(6,278,191)	(654,640)	(862,791)
Reconciliation of profit or loss	-	-	-
Adjustments and reconciling items	-	-	-
Consolidated net loss	$(6,278,191)	$(654,640)	$(862,791)